INVESTOR FINANCIAL SUPPLEMENT
March 31, 2015

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of April 23, 2015
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A	A+	A1
	Hartford Life and Accident Insurance Company	A	A	A2
	Hartford Life Insurance Company	A-	BBB+	Baa2
Internet address:	Hartford Life and Annuity Insurance Company	A-	BBB+	Baa2
http://www.thehartford.com
Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	bbb+	BBB+	Baa2
Contacts:	Commercial paper	AMB-2	A-2	P-2
Sabra Purtill
Senior Vice President
Investor Relations
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 30170	211 Quality Circle, Suite 210
	College Station, TX 77842-3170	College Station, TX 77845
Phone (877) 272-7740

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Operating Results by Segment	2
	Consolidated Statements of Operations	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital and Surplus to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7
	Deferred Policy Acquisition Costs	8

PROPERTY & CASUALTY	Property & Casualty (Combined) Income Statements	9
	Property & Casualty (Combined) Underwriting Ratios	10
	Commercial Lines Underwriting Results	11
	Commercial Lines Underwriting Ratios	12
	Commercial Lines Supplemental Data	13
	Personal Lines Underwriting Results	14
	Personal Lines Underwriting Ratios	15
	Personal Lines Supplemental Data	16
	P&C Other Operations Underwriting Results	17

GROUP BENEFITS	Income Statements	18
	Supplemental Data	19

MUTUAL FUNDS	Income Statements	20
	Asset Value Rollforward - Assets Under Management By Asset Class	21

TALCOTT RESOLUTION	Financial Highlights	22
	Individual Annuity - Supplemental Data	23
	Individual Annuity - Account Value Rollforward	24

CORPORATE	Income Statements	25

INVESTMENTS	Investment Earnings Before Tax - Consolidated	26
	Investment Earnings Before Tax - Property & Casualty Combined	27
	Net Investment Income by Segment	28
	Components of Net Realized Capital Gains (Losses)	29
	Composition of Invested Assets	30
	Invested Asset Exposures	31

APPENDIX	Basis of Presentation and Definitions	32
	Discussion of Non-GAAP and Other Financial Measures	32

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
HIGHLIGHTS
Net income (loss)	$467	$382	$388	$(467)	$495
Core earnings	$452	$426	$477	$144	$501
Total revenues	$4,617	$4,617	$4,769	$4,616	$4,612
Total assets	$246,960	$245,013	$247,100	$254,713	$272,923
PER SHARE AND SHARES DATA
Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$1.11	$0.89	$0.89	$(1.04)	$1.10
Core earnings available to common shareholders	$1.07	$0.99	$1.09	$0.32	$1.11
Diluted earnings (losses) per common share [1]
Net income (loss) available to common shareholders	$1.08	$0.86	$0.86	$(1.00)	$1.03
Core earnings available to common shareholders	$1.04	$0.96	$1.06	$0.31	$1.05
Weighted average common shares outstanding (basic)	422.6	429.6	437.2	450.6	449.8
Dilutive effect of stock compensation	5.5	6.8	5.9	6.3	6.2
Dilutive effect of warrants	5.6	6.2	7.7	11.0	22.6
Weighted average common shares outstanding and dilutive potential common shares (diluted)	433.7	442.6	450.8	467.9	478.6
Common shares outstanding	421.4	424.4	433.6	450.8	452.5
Book value per common share	$45.27	$44.11	$43.44	$43.10	$43.70
Per common share impact of accumulated other comprehensive income [2]	$2.73	$2.19	$2.49	$2.58	$1.46
Book value per common share (excluding AOCI)	$42.54	$41.92	$40.95	$40.52	$42.24
Book value per diluted share	$44.13	$42.84	$42.23	$41.70	$41.56
Per diluted share impact of AOCI	$2.66	$2.13	$2.41	$2.49	$1.39
Book value per diluted share (excluding AOCI)	$41.47	$40.71	$39.82	$39.21	$40.17
Common shares outstanding and dilutive potential common shares	432.3	437.0	446.0	465.9	475.8
RETURN ON EQUITY
ROE (net income last 12 months to stockholders' equity including AOCI)	4.0%	4.2%	3.9%	3.3%	4.5%
ROE (core earnings last 12 months to stockholders' equity excluding AOCI)	8.1%	8.4%	8.2%	7.8%	8.0%

[1]
Weighted average common shares outstanding and dilutive potential common shares are used in the calculation of diluted earnings (losses) per common share in periods of losses when the impact is dilutive to income from continuing operations, net of tax, available to common shareholders.

[2]	Accumulated other comprehensive income ("AOCI") represents after-tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in
AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
Core earnings (losses):
Commercial Lines	$234	$251	$268	$213	$264
Personal Lines	75	65	71	(27)	101
P&C Other Operations	20	—	14	(146)	21
Property & Casualty ("P&C") Combined	$329	$316	$353	$40	$386
Group Benefits	52	45	38	52	45
Mutual Funds	22	27	22	21	21
Sub-total	403	388	413	113	452
Talcott Resolution	111	98	122	101	112
Corporate	(62)	(60)	(58)	(70)	(63)
CONSOLIDATED CORE EARNINGS	$452	$426	$477	$144	$501
Add: Unlock benefit (charge), after-tax	$19	$13	$(102)	$15	$12
Add: Net realized capital gains (losses), after-tax and DAC, excluded from core earnings	2	(9)	27	(4)	(34)
Add: Restructuring and other costs, after-tax	(6)	(17)	(14)	(5)	(13)
Add: Pension settlement, after-tax [1]	—	(83)	—	—	—
Add: Net reinsurance gain on dispositions, after-tax [2]	—	15	—	—	—
Add: Income (loss) from discontinued operations, after-tax [2]	—	37	—	(617)	29
Net income (loss)	$467	$382	$388	$(467)	$495
[1] Consists of a charge related to voluntary lump-sum settlements with vested participants in the Company's defined benefit pension plan who had separated from service, but who had not yet commenced annuity benefits.
[2] For further information, see footnotes [2] and [3] on page 22.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
Earned premiums	$3,322	$3,378	$3,337	$3,319	$3,302
Fee income	459	474	524	502	496
Net investment income	809	752	810	768	824
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(12)	(18)	(15)	(8)	(23)
OTTI losses recognized in other comprehensive income	—	2	1	1	1
Net OTTI losses recognized in earnings	(12)	(16)	(14)	(7)	(22)
Other net realized capital gains (losses)	17	2	83	3	(13)
Total net realized capital gains (losses)	5	(14)	69	(4)	(35)
Other revenues	22	27	29	31	25
Total revenues	4,617	4,617	4,769	4,616	4,612
Benefits, losses and loss adjustment expenses	2,563	2,582	2,624	3,023	2,576
Amortization of DAC	387	381	580	372	396
Insurance operating costs and other expenses [1]	948	1,139	976	977	936
Reinsurance gain on dispositions	—	(23)	—	—	—
Interest expense	94	94	93	94	95
Total benefits, losses and expenses	3,992	4,173	4,273	4,466	4,003
Income from continuing operations before income taxes	625	444	496	150	609
Income tax expense	158	99	108	—	143
Income from continuing operations, after-tax	467	345	388	150	466
Income (loss) from discontinued operations, after-tax [2]	—	37	—	(617)	29
Net income (loss)	$467	$382	$388	$(467)	$495

[1]
The three months ended December 31, 2014 includes a pension settlement charge of $128, before tax, for voluntary lump-sum settlements with vested participants in the Company's defined benefit pension plan who had separated from service, but who had not yet commenced annuity benefits.

[2]	For further information related to the discontinued operations of the Japan annuity business, refer to Talcott Resolution Financial Highlights on page 22.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		MUTUAL FUNDS		TALCOTT RESOLUTION		CORPORATE		CONSOLIDATED
	Mar 31 2015	Dec 31 2014	Mar 31 2015	Dec 31 2014	Mar 31 2015	Dec 31 2014	Mar 31 2015	Dec 31 2014	Mar 31 2015	Dec 31 2014	Mar 31 2015	Dec 31 2014
Investments
Fixed maturities, available-for-sale, at fair value	$25,450	$25,484	$7,652	$7,323	$38	$13	$26,225	$25,468	$1,190	$1,096	$60,555	$59,384
Fixed maturities, at fair value using the fair value option	205	126	84	83	—	—	231	279	—	—	520	488
Equity securities, available-for-sale, at fair value	603	240	42	159	—	—	367	513	136	135	1,148	1,047
Mortgage loans	1,811	1,693	763	753	—	—	3,123	3,110	—	—	5,697	5,556
Policy loans, at outstanding balance	—	—	1	1	—	—	1,451	1,430	—	—	1,452	1,431
Limited partnerships and other alternative investments	1,562	1,506	209	183	—	—	1,152	1,253	—	—	2,923	2,942
Other investments	99	73	40	18	—	—	480	445	11	11	630	547
Short-term investments	871	1,038	285	372	160	229	1,480	2,252	855	992	3,651	4,883
Total investments	$30,601	$30,160	$9,076	$8,892	$198	$242	$34,509	$34,750	$2,192	$2,234	$76,576	$76,278
Cash	184	119	18	17	2	2	295	261	1	—	500	399
Premiums receivable and agents’ balances	3,218	3,175	251	227	—	—	28	27	—	—	3,497	3,429
Reinsurance recoverables	2,682	2,730	600	600	—	—	19,455	19,590	—	—	22,737	22,920
DAC	586	576	39	36	12	11	1,127	1,200	—	—	1,764	1,823
Deferred income taxes	228	355	(195)	(168)	2	2	872	938	1,729	1,770	2,636	2,897
Goodwill	119	119	—	—	149	149	—	—	230	230	498	498
Property and equipment, net	696	670	62	71	1	1	80	80	9	9	848	831
Other assets	1,090	858	178	11	90	36	638	253	105	78	2,101	1,236
Separate account assets [1]	—	—	—	—	—	—	135,803	134,702	—	—	135,803	134,702
Total assets	$39,404	$38,762	$10,029	$9,686	$454	$443	$192,807	$191,801	$4,266	$4,321	$246,960	$245,013
Future policy benefits, unpaid losses and loss adjustment expenses	21,750	21,806	6,507	6,540	—	—	13,266	13,098	—	$—	$41,523	$41,444
Other policyholder funds and benefits payable	—	—	514	518	—	—	31,587	32,014	—	—	32,101	32,532
Unearned premiums	5,230	5,099	43	45	—	—	110	111	—	—	5,383	5,255
Debt	—	—	—	—	—	—	143	143	5,677	5,966	5,820	6,109
Other liabilities	1,239	1,088	427	(3)	165	159	2,365	1,930	3,057	3,077	7,253	6,251
Separate account liabilities	—	—	—	—	—	—	135,803	134,702	—	—	135,803	134,702
Total liabilities	$28,219	$27,993	$7,491	$7,100	$165	$159	$183,274	$181,998	$8,734	$9,043	$227,883	$226,293
Common equity, excluding AOCI	10,165	9,822	2,157	2,228	289	284	8,225	8,607	(2,909)	(3,149)	17,927	17,792
AOCI, after-tax	1,020	947	381	358	—	—	1,308	1,196	(1,559)	(1,573)	1,150	928
Total stockholders’ equity	11,185	10,769	2,538	2,586	289	284	9,533	9,803	(4,468)	(4,722)	19,077	18,720
Total liabilities and equity	$39,404	$38,762	$10,029	$9,686	$454	$443	$192,807	$191,801	$4,266	$4,321	$246,960	$245,013
[1] Excludes Mutual Funds assets under management ("AUM") owned by the shareholders of those funds and not by the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
DEBT
Short-term debt	$167	$456	$289	$289	$532
Senior notes [1]	4,553	4,553	4,719	4,719	4,718
Junior subordinated debentures	1,100	1,100	1,100	1,100	1,100
Total debt	$5,820	$6,109	$6,108	$6,108	$6,350
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$17,927	$17,792	$17,758	$18,266	$19,115
AOCI	1,150	928	1,077	1,162	659
Total stockholders’ equity	$19,077	$18,720	$18,835	$19,428	$19,774
CAPITALIZATION
Total capitalization, including AOCI, after-tax	$24,897	$24,829	$24,943	$25,536	$26,124
Total capitalization, excluding AOCI, after-tax	$23,747	$23,901	$23,866	$24,374	$25,465
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	23.4%	24.6%	24.5%	23.9%	24.3%
Total debt to capitalization, excluding AOCI	24.5%	25.6%	25.6%	25.1%	24.9%
Total rating agency adjusted debt to capitalization [2] [3]	27.3%	28.4%	27.1%	26.5%	26.9%

[1]
On April 24, 2015 the Company announced that it will redeem for cash the entire $296 aggregate principal amount outstanding of 4.000% senior notes due October 15, 2017 (the "2017 Notes") on May 27, 2015. The 2017 Notes will be redeemed at an estimated redemption price of approximately $320 including a make-whole premium and any interest accrued and unpaid to the redemption date. The Company expects to use cash on hand to finance the redemption.

[2]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans unfunded pension liability and the Company's rental expense on operating leases for total adjustments of $1.7 billion, $1.7 billion, $1.3 billion, $1.3 billion, and $1.4 billion for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014, and March 31, 2014, respectively.

[3]	Reflects 25% equity credit for the junior subordinated debentures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL AND SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
MARCH 31, 2015

	P&C (COMBINED)	GROUP BENEFITS	TALCOTT RESOLUTION
U.S. statutory net income (loss) [1]	$388	$54	$(86)
U.S. statutory capital and surplus	$8,447	$1,457	$5,145
U.S. GAAP adjustments:
DAC	586	39	1,127
Deferred taxes including non-admitted deferred tax assets	(858)	(339)	143
Goodwill	119	—	—
Non-admitted assets other than deferred taxes	645	65	48
Asset valuation and interest maintenance reserve	—	202	602
Benefit reserves	(44)	326	535
Unrealized gains on investments	1,622	568	1,871
Other, net	668	220	62
U.S. GAAP stockholders’ equity	$11,185	$2,538	$9,533

[1]	Statutory net income (loss) is for the three months ended March 31, 2015.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
Fixed maturities net unrealized gain	$2,565	$2,355	$2,170	$2,226	$1,663
Equities net unrealized gain	13	15	23	29	23
OTTI losses recognized in AOCI	(8)	(5)	(5)	(7)	(10)
Net gain on cash flow hedging instruments	177	150	120	141	121
Total net unrealized gain	$2,747	$2,515	$2,308	$2,389	$1,797
Foreign currency translation adjustments	(28)	(8)	—	13	108
Pension and other postretirement adjustment	(1,569)	(1,579)	(1,231)	(1,240)	(1,246)
Total AOCI	$1,150	$928	$1,077	$1,162	$659

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
DEFERRED POLICY ACQUISITION COSTS (“DAC”)

	THREE MONTHS ENDED MAR 31, 2015
	P&C (Combined)	Group Benefits	Mutual Funds	Talcott Resolution	Consolidated
Balance, beginning of period	$576	$36	$11	$1,200	$1,823
Deferred costs	334	11	6	3	354
Amortization — DAC	(324)	(8)	(5)	(60)	(397)
Amortization — DAC unlock benefit, before tax	—	—	—	10	10
Adjustments to unrealized gains and losses on securities available-for-sale and other	—	—		(26)	(26)
Balance, end of period	$586	$39	$12	$1,127	$1,764

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY (COMBINED)
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
UNDERWRITING RESULTS
Written premiums	$2,661	$2,470	$2,603	$2,574	$2,597
Change in unearned premium reserve	126	(110)	61	69	128
Earned premiums	2,535	2,580	2,542	2,505	2,469
Losses and loss adjustment expenses
Current accident year before catastrophes	1,546	1,574	1,570	1,563	1,524
Current accident year catastrophes	83	19	40	196	86
Prior year development [1]	(2)	29	(10)	249	(40)
Total losses and loss adjustment expenses	1,627	1,622	1,600	2,008	1,570
Amortization of DAC	324	322	318	316	311
Underwriting expenses [2]	449	473	443	439	372
Dividends to policyholders	5	4	4	3	4
Underwriting gain (loss)	130	159	177	(261)	212
Net investment income	327	282	316	292	326
Net realized capital gains (losses)	13	6	24	(25)	(37)
Net servicing and other income	6	14	4	8	5
Income from continuing operations before income taxes	476	461	521	14	506
Income tax expense (benefit)	137	140	154	(11)	143
Income from continuing operations, after-tax	339	321	367	25	363
Income from discontinued operations, after-tax	—	6	—	—	—
Net income	339	327	367	25	363
Less: Net realized capital gains (losses), after-tax and DAC, excluded from core earnings	10	5	14	(15)	(23)
Less: Income from discontinued operations, after-tax	—	6	—	—	—
Core earnings	$329	$316	$353	$40	$386
[1] The three months ended June 30, 2014 include unfavorable prior year loss reserve development of $212 related to asbestos reserves and $27 related to environmental reserves.
[2] The three months ended March 31, 2014 includes a $49 before tax reduction for New York (NY) State Workers' Compensation Board assessments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY (COMBINED)
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
UNDERWRITING GAIN (LOSS)	$130	$159	$177	$(261)	$212
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	61.0	61.0	61.8	62.4	61.7
Current accident year catastrophes	3.3	0.7	1.6	7.8	3.5
Prior year development [1]	(0.1)	1.1	(0.4)	9.9	(1.6)
Total losses and loss adjustment expenses	64.2	62.9	62.9	80.2	63.6
Expenses [2]	30.5	30.8	29.9	30.1	27.7
Policyholder dividends	0.2	0.2	0.2	0.1	0.2
Combined ratio	94.9	93.8	93.0	110.4	91.4
Current accident year catastrophes and prior year development	3.2	1.8	1.2	17.7	1.9
Combined ratio before catastrophes and prior year development	91.7	92.0	91.9	92.7	89.6
[1] Includes 9.5 point unfavorable impact related to asbestos and environmental prior year loss reserve development in the three months ended June 30, 2014.
[2] Includes 2.0 point favorable impact related to a reduction in NY State Workers' Compensation Board assessments in the three months ended March 31, 2014.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RESULTS

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
UNDERWRITING RESULTS
Written premiums	$1,722	$1,558	$1,583	$1,571	$1,669
Change in unearned premium reserve	139	(53)	5	12	128
Earned premiums	1,583	1,611	1,578	1,559	1,541
Losses and loss adjustment expenses
Current accident year before catastrophes	928	934	931	934	934
Current accident year catastrophes	58	6	8	35	60
Prior year development [2]	(2)	13	(5)	12	(7)
Total losses and loss adjustment expenses	984	953	934	981	987
Amortization of DAC	234	233	230	230	226
Underwriting expenses [1]	295	298	286	285	217
Dividends to policyholders	5	4	4	3	4
Underwriting gain	$65	$123	$124	$60	$107

[1]	The three months ended March 31, 2014 includes a $49 before tax reduction for NY State Workers' Compensation Board assessments. Small Commercial, Middle Market and Specialty
Commercial represent $25, $15 and $9, respectively, of the reduction.

[2]	Prior year development includes the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
Auto liability	$25	$9	$—	$9	$5
Professional and general liability	(30)	(4)	(19)	(11)	(8)
Workers’ compensation	—	(12)	—	5	—
Change in workers' compensation discount, including accretion	8	7	8	7	8
Catastrophes	(6)	3	1	(6)	(12)
Other reserve re-estimates, net	1	10	5	8	—
Total prior year development	$(2)	$13	$(5)	$12	$(7)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
UNDERWRITING GAIN	$65	$123	$124	$60	$107
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	58.6	58.0	59.0	59.9	60.6
Current accident year catastrophes	3.7	0.4	0.5	2.2	3.9
Prior year development [1]	(0.1)	0.8	(0.3)	0.8	(0.5)
Total losses and loss adjustment expenses	62.2	59.2	59.2	62.9	64.0
Expenses [2]	33.4	33.0	32.7	33.0	28.7
Policyholder dividends	0.3	0.2	0.3	0.2	0.3
Combined ratio	95.9	92.4	92.1	96.2	93.1
Current accident year catastrophes and prior year development	3.6	1.2	0.2	3.0	3.4
Combined ratio before catastrophes and prior year development	92.4	91.2	92.0	93.1	89.6

COMBINED RATIOS BY LINE OF BUSINESS [3]
SMALL COMMERCIAL
Combined ratio	93.9	86.1	88.4	91.4	87.8
Combined ratio before catastrophes	90.5	85.3	88.1	88.0	85.5
Combined ratio before catastrophes and prior year development	89.6	86.8	87.5	87.6	85.9
MIDDLE MARKET
Combined ratio	98.9	97.8	93.7	99.8	98.8
Combined ratio before catastrophes	94.6	97.6	92.3	99.3	93.5
Combined ratio before catastrophes and prior year development	93.7	94.7	93.5	97.6	92.2
SPECIALTY COMMERCIAL
Combined ratio	94.5	101.4	97.8	103.7	95.9
Combined ratio before catastrophes	94.5	101.4	97.8	103.8	95.9
Combined ratio before catastrophes and prior year development	99.1	99.1	105.1	101.5	95.4

[1]	For a summary of prior year loss reserve development, refer to footnote [2] on page 11.

[2]	The expense ratio includes 3.2 point favorable impact related to a reduction in NY State Workers' Compensation Board assessments in the three months ended March 31, 2014.

[3]	Small Commercial, Middle Market and Specialty Commercial include a benefit of 3.3 points, 2.6 points and 4.4 points, respectively, for the NY State Workers' Compensation Board assessments reduction in the three months ended March 31, 2014. For additional information, refer to footnote [1] on page 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
WRITTEN PREMIUMS
Small Commercial	$906	$754	$791	$833	$865
Middle Market	589	601	583	537	572
Specialty Commercial	219	195	201	192	223
National Accounts	100	80	81	77	113
Financial Products	61	65	64	59	55
Bond	46	47	51	47	43
Other Specialty	12	3	5	9	12
Other	8	8	8	9	9
Total	$1,722	$1,558	$1,583	$1,571	$1,669
EARNED PREMIUMS
Small Commercial	$810	$813	$805	$790	$769
Middle Market	566	579	570	561	561
Specialty Commercial	198	212	193	199	203
National Accounts	83	97	79	82	80
Financial Products	61	63	61	61	59
Bond	46	45	46	44	43
Other Specialty	8	7	7	12	21
Other	9	7	10	9	8
Total	$1,583	$1,611	$1,578	$1,559	$1,541

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Small Commercial	$140	$122	$128	$140	$131
Middle Market	$124	$131	$107	$110	$110
Renewal Written Price Increases [1]
Standard Commercial Lines	3%	3%	5%	5%	6%
Policy Count Retention [1]
Small Commercial	85%	85%	84%	84%	83%
Middle Market	81%	80%	80%	80%	81%
Policies in Force (in thousands) [1]
Small Commercial	1,211	1,205	1,197	1,187	1,179
Middle Market	72	72	72	73	73
[1] Excludes Middle Market specialty programs and livestock lines of business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RESULTS

	THREE MONTHS ENDED
UNDERWRITING RESULTS	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
Written premiums	$939	$912	$1,019	$1,003	$927
Change in unearned premium reserve	(13)	(56)	55	57	(1)
Earned premiums	952	968	964	946	928
Losses and loss adjustment expenses
Current accident year before catastrophes	618	640	639	629	590
Current accident year catastrophes	25	13	32	161	26
Prior year development [1]	(4)	6	(15)	(3)	(34)
Total losses and loss adjustment expenses	639	659	656	787	582
Amortization of DAC	90	89	88	86	85
Underwriting expenses	148	160	149	147	148
Underwriting gain (loss)	$75	$60	$71	$(74)	$113

[1]	Prior year development includes the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
Auto liability	$—	$6	$(4)	$—	$—
Homeowners	1	3	—	3	(13)
Catastrophes	(12)	(2)	(3)	(5)	(21)
Other reserve re-estimates, net	7	(1)	(8)	(1)	—
Total prior year development	$(4)	$6	$(15)	$(3)	$(34)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
UNDERWRITING GAIN (LOSS)	$75	$60	$71	$(74)	$113
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	64.9	66.1	66.3	66.5	63.6
Current accident year catastrophes	2.6	1.3	3.3	17.0	2.8
Prior year development [1]	(0.4)	0.6	(1.6)	(0.3)	(3.7)
Total losses and loss adjustment expenses	67.1	68.1	68.0	83.2	62.7
Expenses	25.0	25.7	24.6	24.6	25.1
Combined ratio	92.1	93.8	92.6	107.8	87.8
Current accident year catastrophes and prior year development	2.2	1.9	1.7	16.7	(0.9)
Combined ratio before catastrophes and prior year development	89.9	91.8	90.9	91.1	88.7
PRODUCT
Automobile
Combined ratio	95.4	102.9	97.8	100.1	92.6
Combined ratio before catastrophes and prior year development	94.6	102.4	97.0	96.0	92.8
Homeowners
Combined ratio	85.1	73.2	84.8	125.6	76.7
Combined ratio before catastrophes and prior year development	79.7	68.1	77.6	81.4	78.8

[1]	For a summary of (favorable) unfavorable prior year loss reserve development refer to footnote [1] on page 14.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$677	$642	$736	$734	$669
AARP Agency	87	88	88	78	71
Other Agency	161	171	181	179	173
Other	14	11	14	12	14
Total	$939	$912	$1,019	$1,003	$927
EARNED PREMIUMS
AARP Direct	$685	$698	$699	$689	$678
AARP Agency	81	79	73	66	58
Other Agency	173	178	177	179	179
Other	13	13	15	12	13
Total	$952	$968	$964	$946	$928
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$671	$629	$690	$680	$660
Homeowners	268	283	329	323	267
Total	$939	$912	$1,019	$1,003	$927
EARNED PREMIUMS
Automobile	$655	$665	$662	$650	$636
Homeowners	297	303	302	296	292
Total	$952	$968	$964	$946	$928
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$101	$100	$108	$103	$104
Homeowners	$27	$29	$34	$35	$32
Renewal Written Price Increases
Automobile	7%	6%	5%	5%	5%
Homeowners	8%	8%	7%	8%	8%
Policy Count Retention
Automobile	84%	84%	85%	86%	87%
Homeowners	85%	85%	86%	87%	87%
Premium Retention
Automobile	87%	87%	87%	88%	89%
Homeowners	90%	90%	91%	92%	93%
Policies in Force (in thousands)
Automobile	2,053	2,049	2,047	2,041	2,033
Homeowners	1,305	1,309	1,318	1,325	1,324

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
UNDERWRITING RESULTS

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
UNDERWRITING RESULTS
Written premiums	$—	$—	$1	$—	$1
Change in unearned premium reserve	—	(1)	1	—	1
Earned premiums	—	1	—	—	—
Losses and loss adjustment expenses
Prior year development [1]	4	10	10	240	1
Total losses and loss adjustment expenses	4	10	10	240	1
Underwriting expenses	6	15	8	7	7
Underwriting loss	$(10)	$(24)	$(18)	$(247)	$(8)
[1] The three months ended June 30, 2014 includes unfavorable prior year loss reserve development of $212 related to asbestos reserves, and $27 related to environmental reserves.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
Earned premiums	$763	$751	$738	$761	$784
Fee income	17	15	15	16	15
Net investment income	97	90	93	95	96
Net realized capital gains (losses)	(1)	4	(3)	6	8
Total revenues	876	860	843	878	903
Benefits, losses and loss adjustment expenses	598	580	584	601	597
Amortization of DAC	8	8	8	7	9
Insurance operating costs and other expenses	200	208	205	195	228
Total benefits, losses and expenses	806	796	797	803	834
Income before income taxes	70	64	46	75	69
Income tax expense	18	16	9	20	18
Net income	52	48	37	55	51
Less: Net realized capital gains (losses), after tax, excluded from core earnings	—	3	(1)	3	6
Core earnings	$52	$45	$38	$52	$45
After-tax margin (excluding buyouts)
Net income	5.9%	5.7%	4.4%	6.3%	5.7%
Core earnings	5.9%	5.3%	4.5%	6.0%	5.1%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
PREMIUMS
Fully insured ongoing premiums
Group disability	$354	$343	$343	$349	$346
Group life [1]	365	354	353	371	388
Other	44	42	42	41	42
Total fully insured ongoing premiums	$763	$739	$738	$761	$776
Total buyouts [2]	—	12	—	—	8
Total premiums	763	751	738	761	784
Group disability premium equivalents [3]	111	112	109	108	103
Total premiums and premium equivalents	$874	$863	$847	$869	$887
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$123	$20	$26	$20	$88
Group life	148	20	26	24	79
Other	29	4	5	1	13
Total fully insured ongoing sales	300	44	57	45	180
Total buyouts [2]	—	12	—	—	8
Total sales	300	56	57	45	188
Group disability premium equivalents [3]	37	15	3	3	25
Total sales and premium equivalents	$337	$71	$60	$48	$213
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	81.8%	81.9%	85.7%	83.9%	82.4%
Group life loss ratio	73.2%	70.3%	71.7%	72.4%	67.9%
Total loss ratio	76.7%	75.3%	77.6%	77.3%	74.5%
Expense ratio	26.7%	28.6%	28.3%	26.0%	30.0%
SELECTED RATIOS, EXCLUDING A-FI
Group life loss ratio, excluding A-FI	73.2%	71.8%	72.9%	72.6%	74.0%
Total loss ratio, excluding A-FI	76.7%	76.0%	78.3%	77.5%	77.6%
Expense ratio, excluding A-FI	26.7%	27.9%	27.6%	25.8%	27.4%

[1]	Association - Financial Institutions ("A-FI") business represents $2, $7, $19 and $44 for the three months ended December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

[2]	Takeover of open claim liabilities and other non-recurring premium amounts.

[3]	Administrative service only fees and premium equivalent of claims under claim management.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
Investment management fees	$147	$149	$153	$150	$146
Shareholder servicing fees	19	19	19	19	19
Other revenue	13	13	13	14	9
Total revenues	179	181	185	183	174
Sub-advisory	52	53	53	52	51
Employee compensation and benefits [1]	25	29	26	26	25
Distribution and service	41	41	44	45	43
General, administrative and other	27	23	26	28	22
Total expenses	145	146	149	151	141
Income before income taxes	34	35	36	32	33
Income tax expense	12	12	14	11	12
Net income	22	23	22	21	21
Less: Restructuring and other costs, after-tax	—	(4)	—	—	—
Core earnings	$22	$27	$22	$21	$21
Average Total Mutual Funds segment AUM	$94,778	$94,891	$97,511	$98,581	$97,519
Return on assets (bps, after-tax) [2]
Net income	9.3	9.7	9.0	8.5	8.6
Core earnings	9.3	11.4	9.0	8.5	8.6

[1]	The three months ended December 31, 2014 includes restructuring costs of $6, before tax.

[2]	Represents annualized earnings divided by average assets under management.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
Equity
Beginning balance	$45,221	$44,308	$45,171	$44,489	$42,426
Sales	2,583	2,020	1,768	1,995	1,906
Redemptions	(2,307)	(2,232)	(1,844)	(2,145)	(1,819)
Net flows	276	(212)	(76)	(150)	87
Change in market value and other	1,634	1,125	(787)	832	1,976
Ending balance	$47,131	$45,221	$44,308	$45,171	$44,489
Fixed Income
Beginning balance	$14,046	$14,765	$14,942	$14,661	$14,632
Sales	1,240	1,074	1,317	1,241	1,134
Redemptions	(1,338)	(1,516)	(1,329)	(1,064)	(1,257)
Net flows	(98)	(442)	(12)	177	(123)
Change in market value and other	319	(277)	(165)	104	152
Ending balance	$14,267	$14,046	$14,765	$14,942	$14,661
Multi-Strategy Investments [1]
Beginning balance	$13,768	$14,222	$14,217	$14,196	$13,860
Sales	887	800	668	674	652
Redemptions	(536)	(1,206)	(487)	(1,139)	(598)
Net flows	351	(406)	181	(465)	54
Change in market value and other	179	(48)	(176)	486	282
Ending balance	$14,298	$13,768	$14,222	$14,217	$14,196
Mutual Fund AUM
Beginning balance	$73,035	$73,295	$74,330	$73,346	$70,918
Sales	4,710	3,894	3,753	3,910	3,692
Redemptions [2]	(4,181)	(4,954)	(3,660)	(4,348)	(3,674)
Net flows	529	(1,060)	93	(438)	18
Change in market value and other	2,132	800	(1,128)	1,422	2,410
Ending balance	$75,696	$73,035	$73,295	$74,330	$73,346
Talcott AUM [3]	$20,240	$20,584	$22,867	$24,529	$24,957
Total Mutual Funds segment AUM	$95,936	$93,619	$96,162	$98,859	$98,303
[1] Includes balanced, allocation, and alternative investment products.
[2] The three months ended December 31, 2014 includes a planned asset transfer of $0.7 billion to the HIMCO Variable Insurance Trust (“HVIT”) which supports legacy retirement mutual funds and runoff mutual funds (see footnote [3]). HVIT's invested assets are managed by Hartford Investment Management Company, a wholly-owned subsidiary of the Company.
[3] Talcott AUM consists of Company-sponsored mutual fund assets held in separate accounts supporting variable insurance and investment products. The three months ended December 31, 2014 includes a planned asset transfer of $2.0 billion to HVIT.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
NET INCOME (LOSS)
Individual Annuity	$89	$84	$(23)	$92	$108
Institutional and other [1] [2]	22	60	51	(596)	37
Talcott Resolution net income (loss)	111	144	28	(504)	145
Less: Unlock benefit (charge), after tax	19	13	(102)	15	12
Less: Net realized gains (losses) and other, after tax and DAC, excluded from core earnings	(19)	(13)	8	(3)	(8)
Less: Net reinsurance gain on dispositions, after tax [3]	—	15	—	—	—
Less: Income (loss) from discontinued operations, after tax [2]	—	31	—	(617)	29
Talcott Resolution core earnings	$111	$98	$122	$101	$112
CORE EARNINGS
Individual Annuity	$83	$80	$83	$84	$89
Institutional and other	28	18	39	17	23
Talcott Resolution core earnings	$111	$98	$122	$101	$112

[1]
Other consists of PPLI, residual income or tax benefits associated with the reinsurance of the policyholder and separate account liabilities of the Retirement Plans and Individual Life businesses and International discontinued operations.

[2]
The three months ended December 31, 2014 includes a benefit of $29, after-tax, from the partial reduction of the deferred tax valuation allowance on capital loss carryovers established when the Japan annuity business was sold. The three months ended June 30, 2014 includes a loss on disposition of $659 related to the Japan annuity business.

[3]	Amount pertains to disposition of the Individual Life business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INDIVIDUAL ANNUITY
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
CORE EARNINGS - RETURN ON ASSETS (bps, after tax) [1]	54.5	51.2	50.7	49.0	50.3
FULL SURRENDER RATES [2]
Variable Annuity	10.9%	11.3%	16.5%	13.9%	12.3%
CONTRACT COUNTS (in thousands)
Variable Annuity	653	674	694	721	747
Fixed Annuity and Other	137	139	143	151	163

[1]	Represents annualized earnings divided by a two-point average of assets under management.

[2]	Represents annualized surrenders (full contract liquidation excluding partial withdrawals) divided by a two-point average of annuity account values.

	AS OF:
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
VARIABLE ANNUITY DEATH AND LIVING BENEFITS
S&P 500 index value at end of period	2,068	2,059	1,972	1,960	1,872
Total account value with guaranteed minimum death benefits (“GMDB”)	$51,500	$52,861	$54,349	$58,350	$59,547
Gross net amount at risk ("NAR")	3,683	3,807	3,972	4,024	4,192
NAR reinsured	80%	79%	78%	78%	77%
Contracts in the Money [2]	20%	23%	27%	14%	17%
% In the Money [2] [3]	16%	14%	13%	27%	23%
Retained NAR [1]	733	793	862	891	971
Net GAAP liability for GMDB benefits	183	196	198	210	209

Total account value with guaranteed minimum withdrawal benefits (“GMWB”)	$23,995	$24,840	$25,774	$28,161	$29,036
Gross NAR	152	156	160	139	163
NAR reinsured	28%	26%	24%	21%	21%
Contracts in the Money [2]	6%	6%	6%	5%	6%
% In the Money [2] [3]	12%	11%	10%	13%	12%
Retained NAR [1]	109	116	122	110	129
Net GAAP liability (asset) for non-lifetime GMWB benefits	99	70	10	(43)	(15)
Net GAAP liability for lifetime GMWB benefits	140	136	128	121	113

[1]
Policies with a guaranteed living benefit also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown. These benefits are not additive. When a policy terminates due to death, any NAR related to the GMWB is released. Similarly, when a policy goes into benefit status on a GMWB, its GMDB NAR is released.

[2]	Excludes contracts that are fully reinsured.

[3]	For all contracts that are “in the money”, this represents the percentage by which the average contract was in the money.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INDIVIDUAL ANNUITY
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
VARIABLE ANNUITY
Beginning balance	$52,861	$54,349	$58,350	$59,547	$61,812
Deposits	49	56	52	58	66
Partial withdrawals	(498)	(589)	(490)	(563)	(634)
Full surrenders	(1,426)	(1,517)	(2,327)	(2,041)	(1,860)
Death benefits/annuitizations/other [1]	(421)	(437)	(465)	(508)	(521)
Transfers	—	(2)	(1)	(2)	(1)
Net flows	(2,296)	(2,489)	(3,231)	(3,056)	(2,950)
Change in market value/change in reserve/interest credited and other	935	1,001	(770)	1,859	685
Ending balance	$51,500	$52,861	$54,349	$58,350	$59,547
FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER
Beginning balance	$8,748	$8,959	$9,429	$9,917	$10,142
Deposits	—	—	—	—	—
Surrenders	(108)	(256)	(533)	(576)	(331)
Death benefits/annuitizations/other [1]	(82)	(41)	(13)	(19)	7
Transfers [2]	36	(1)	2	1	1
Net flows	(154)	(298)	(544)	(594)	(323)
Change in market value/change in reserve/interest credited and other	72	87	74	106	98
Ending balance	$8,666	$8,748	$8,959	$9,429	$9,917
TOTAL INDIVIDUAL ANNUITY
Beginning balance	$61,609	$63,308	$67,779	$69,464	$71,954
Deposits	49	56	52	58	66
Surrenders	(2,032)	(2,362)	(3,350)	(3,180)	(2,825)
Death benefits/annuitizations/other [1]	(503)	(478)	(478)	(527)	(514)
Transfers	36	(3)	1	(1)	—
Net flows	(2,450)	(2,787)	(3,775)	(3,650)	(3,273)
Change in market value/change in reserve/interest credited and other	1,007	1,088	(696)	1,965	783
Ending balance	$60,166	$61,609	$63,308	$67,779	$69,464

[1]	Includes transfers from the accumulation phase to the annuitization phase.

[2]	In the three months ended March 31, 2015 transfers consist primarily of accounts, originating from the Individual Life business, no longer managed by a third-party.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
Fee income	$2	$1	$2	$4	$3
Net investment income	3	10	5	5	2
Net realized capital gains (losses)	18	(9)	11	14	(9)
Total revenues	23	2	18	23	(4)
Insurance operating costs and other expenses [1]	7	8	4	20	12
Pension settlement [2]	—	128	—	—	—
Interest expense	94	94	93	94	95
Restructuring and other costs	10	20	22	8	20
Total expenses	111	250	119	122	127
Loss before income taxes	(88)	(248)	(101)	(99)	(131)
Income tax benefit	(31)	(88)	(35)	(35)	(46)
Net loss	(57)	(160)	(66)	(64)	(85)
Less: Net realized capital gains (losses), after tax and DAC, excluded from core losses	11	(4)	6	11	(9)
Less: Restructuring and other costs, after tax	(6)	(13)	(14)	(5)	(13)
Less: Pension settlement, after-tax [2]	—	(83)	—	—	—
Core losses	$(62)	$(60)	$(58)	$(70)	$(63)

[1]	The three months ended September 30, 2014 includes a benefit of $10, before tax, for recoveries for past legal expenses associated with closed litigation.

[2]
Consists of a charge related to voluntary lump-sum settlements with vested participants in the Company's defined benefit pension plan who had separated from service, but who had not yet commenced annuity benefits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$485	$485	$485	$483	$498
Tax-exempt	115	116	117	118	118
Total fixed maturities	$600	$601	$602	$601	$616
Equity securities, available-for-sale	6	15	9	7	7
Mortgage loans	69	68	65	66	66
Policy loans	20	21	20	19	20
Limited partnerships and other alternative investments [2]	99	44	100	53	97
Other [3]	42	44	44	48	43
Subtotal	836	793	840	794	849
Investment expense	(27)	(41)	(30)	(26)	(25)
Total net investment income	$809	$752	$810	$768	$824
Annualized investment yield, before tax [4]	4.5%	4.2%	4.5%	4.3%	4.5%
Annualized investment yield, after-tax [4]	3.1%	2.9%	3.2%	3.0%	3.2%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.1%	4.1%	4.1%	4.1%	4.2%
New money yield [5]	3.1%	3.3%	3.2%	3.8%	3.9%
Sales/maturities yield [6]	4.1%	4.0%	3.7%	3.9%	4.2%
Portfolio duration (in years) [7]	5.4	5.3	5.4	5.1	5.0

[1]	Includes income on short-term bonds.

[2]	Alternative investments include income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding repurchase agreement collateral, if any, and derivatives book value. Yield calculations for each period exclude assets associated with the dispositions of the Japan annuities business, as applicable.

[5]
Represents the yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement collateral, if any.

[6]
Represents the yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement collateral, if any.

[7]	Excludes certain short-term securities and derivative instruments related to hedging U.S. variable annuity liabilities and assets associated with the Company's former Japan annuities business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
PROPERTY & CASUALTY (COMBINED)

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$165	$162	$159	$163	$166
Tax-exempt	90	91	92	93	92
Total fixed maturities	$255	$253	$251	$256	$258
Equity securities, available-for-sale	2	3	3	3	3
Mortgage loans	18	18	17	16	16
Limited partnerships and other alternative investments [2]	53	16	47	18	48
Other [3]	10	7	8	9	10
Subtotal	338	297	326	302	335
Investment expense	(11)	(15)	(10)	(10)	(9)
Total net investment income	$327	$282	$316	$292	$326
Annualized investment yield, before tax [4]	4.5%	3.9%	4.4%	4.1%	4.5%
Annualized investment yield, after-tax [4]	3.3%	2.9%	3.3%	3.0%	3.4%
Annualized investment yield, before tax; excluding limited partnership and other alternative investments [4]	4.0%	3.9%	4.0%	4.0%	4.1%
New money yield [5]	3.4%	3.1%	3.7%	3.9%	4.0%
Sales/maturities yield [6]	4.3%	4.0%	4.0%	4.2%	4.3%
Portfolio duration (in years)	4.8	4.9	5.2	4.6	4.5
[1] through [6] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME BY SEGMENT
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
Net Investment Income
Commercial Lines	$257	$222	$250	$230	$256
Personal Lines	35	30	33	31	35
P&C Other Operations	35	30	33	31	35
Total Property & Casualty	$327	$282	$316	$292	$326
Group Benefits	97	90	93	95	96
Talcott Resolution	382	370	396	376	400
Corporate	3	10	5	5	2
Total net investment income	$809	$752	$810	$768	$824

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
Net Realized Capital Gains (Losses)
Gross gains on sales	$197	$106	$116	$122	$183
Gross losses on sales	(148)	(59)	(29)	(33)	(129)
Net impairment losses	(12)	(16)	(14)	(7)	(22)
Valuation allowances on mortgage loans	(3)	(1)	—	(3)	—
Periodic net coupon settlements on credit derivatives [1]	1	—	—	2	(1)
Results of variable annuity hedge program
GMWB derivatives, net	1	(10)	6	(6)	15
Macro hedge	(4)	2	12	(15)	(10)
Total results of variable annuity hedge program	(3)	(8)	18	(21)	5
Other net losses [2]	(27)	(36)	(22)	(64)	(71)
Total net realized capital gains (losses)	$5	$(14)	$69	$(4)	$(35)
Less: Realized gains, included in core earnings, before tax	2	2	7	7	—
Total net realized capital gains (losses) and other, before tax and DAC, excluded from core earnings (losses)	3	(16)	62	(11)	(35)
Less: Impacts of DAC	—	1	13	(1)	16
Less: Impacts of tax	1	(8)	22	(6)	(17)
Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$2	$(9)	$27	$(4)	$(34)

[1]	Included in core earnings.

[2]	Primarily consists of changes in value of non-qualifying derivatives including interest rate derivatives used to manage duration and the Japan fixed payout annuity hedge.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Mar 31 2015		Dec 31 2014		Sept 30 2014		Jun 30 2014		Mar 31 2014
	Amount [1]	Percent	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Total investments	$76,576	100.0%	$76,278	100.0%	$76,231	100.0%	$76,239	100.0%	$97,084	100.0%
Less: Equity securities, trading	11	—%	11	—%	12	—%	12	—%	17,418	17.9%
Total investments excluding trading securities	$76,565	100.0%	$76,267	100.0%	$76,219	100.0%	$76,227	100.0%	$79,666	82.1%
Asset-backed securities	$3,004	5.0%	$2,472	4.2%	$2,439	4.1%	$2,309	3.8%	$2,252	3.6%
Collateralized debt obligations	2,982	4.9%	2,841	4.8%	2,445	4.1%	2,434	4.0%	2,394	3.8%
Commercial mortgage-backed securities	4,652	7.7%	4,415	7.4%	4,482	7.5%	4,696	7.8%	4,568	7.2%
Corporate	27,119	44.7%	27,359	46.0%	27,714	46.6%	28,668	47.7%	29,040	45.8%
Foreign government/government agencies	1,365	2.3%	1,636	2.8%	1,672	2.8%	1,707	2.8%	4,050	6.4%
Municipal	12,842	21.2%	12,871	21.7%	12,761	21.4%	12,713	21.1%	12,682	20.0%
Residential mortgage-backed securities	4,078	6.7%	3,918	6.6%	3,995	6.7%	4,426	7.3%	4,556	7.2%
U.S. Treasuries	4,513	7.5%	3,872	6.5%	4,078	6.8%	3,293	5.5%	3,797	6.0%
Total fixed maturities, available-for-sale	$60,555	100.0%	$59,384	100.0%	$59,586	100.0%	$60,246	100.0%	$63,339	100.0%
U.S. government/government agencies	$8,214	13.6%	$7,596	12.8%	$7,874	13.2%	$7,569	12.6%	$8,194	12.9%
AAA	8,100	13.4%	7,251	12.2%	7,074	11.9%	6,731	11.2%	6,410	10.1%
AA	10,020	16.5%	10,056	16.9%	10,094	16.9%	10,458	17.4%	12,930	20.4%
A	16,973	28.0%	16,717	28.2%	16,143	27.1%	16,437	27.3%	16,084	25.4%
BBB	13,946	23.0%	14,397	24.2%	14,764	24.8%	15,402	25.4%	16,006	25.3%
BB & below	3,302	5.5%	3,367	5.7%	3,637	6.1%	3,649	6.1%	3,715	5.9%
Total fixed maturities, available-for-sale	$60,555	100.0%	$59,384	100.0%	$59,586	100.0%	$60,246	100.0%	$63,339	100.0%

[1]	Amount represents the value at which the assets are presented on the Consolidating Balance Sheets (page 4).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
MARCH 31, 2015

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets [1]
Top Ten Corporate and Equity, Available-for-sale, Exposures by Sector
Financial services	$5,426	$5,799	7.6%
Utilities	4,085	4,628	6.0%
Consumer non-cyclical	3,588	3,929	5.1%
Technology and communications	3,259	3,673	4.8%
Energy [2]	2,666	2,899	3.8%
Capital goods	1,798	1,981	2.6%
Consumer cyclical	1,798	1,943	2.6%
Basic industry	1,462	1,563	2.0%
Transportation	892	977	1.3%
Other	453	480	0.6%
Total	$25,427	$27,872	36.4%
Top Ten Exposures by Issuer [3]
State of Illinois	$313	$329	0.4%
Morgan Stanley	304	313	0.4%
State of California	257	296	0.4%
Bank of America Corp.	270	282	0.4%
Goldman Sachs Group Inc.	256	280	0.4%
General Electric Co.	279	271	0.4%
Commonwealth of Massachusetts	239	269	0.4%
JP Morgan Chase & Co.	261	267	0.3%
Verizon Communications Inc.	225	264	0.3%
New York State Dormitory Authority	216	237	0.3%
Total	$2,620	$2,808	3.7%

[1]	Excludes equity securities, trading.

[2]	The Company’s total exposure to the energy sector has a cost or amortized cost and fair value of $3.0 billion and $3.2 billion, respectively, as of March 31, 2015, and includes fixed maturities and equity securities, AFS classified within the energy, basic industry, and other sectors above, as well as investments in foreign government and government agency securities and in certain fixed maturities, FVO and short-term investments.

[3]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in six reporting segments, Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits, Mutual Funds and Talcott Resolution, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations (collectively "Property & Casualty (Combined)"). Commercial Lines provides businesses with workers' compensation, property, automobile, liability, umbrella, marine and livestock coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. Additionally, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, bond, and specialty casualty coverages are offered through the segment's specialty lines. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, currently managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups, associations, affinity groups and financial institutions. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Mutual Funds provides investment management, administration, distribution and related services to investors through investment products in both domestic and international markets, and is separated into two distinct asset categories referred to as Mutual Fund funds and Talcott funds. Mutual Fund funds are sold primarily through retail, bank trust and registered investment advisor channels. Talcott funds represents those assets held in separate accounts supporting the Company's legacy runoff variable insurance products.
Talcott Resolution is comprised of the runoff of the Company's U.S. annuity and institutional and private-placement life insurance businesses, and the retained Japan fixed payout annuity liabilities.
Corporate includes the Company's debt financing and related interest expense, as well as other capital raising activities; and purchase accounting adjustments related to goodwill and other expenses not allocated to the reporting segments.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, deposits, net flows, account value, insurance in-force, premium retention, renewal written price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal written price increases represent the combined effect of rate changes and amount of insurance per unit of exposure since the prior year. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
The Company, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. The Company believes that core earnings provides investors with a valuable measure of the performance of the Company's ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, certain restructuring and other costs, pension settlements, loss on extinguishment of debt, reinsurance gains and losses from disposal of businesses, income tax benefit from reduction in deferred income tax valuation allowance, discontinued operations, and the impact of Unlocks to deferred policy acquisition costs (“DAC”), sales inducement assets ("SIA") and death and other insurance benefit reserve balances. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (after-tax and the effects of DAC) that tend to be highly variable from period to period based on capital market conditions. The Company believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income is the most directly comparable U.S. GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance. A reconciliation of core earnings to net income (loss) is set forth on page 2.

Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Company believes that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.
Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share, excluding AOCI, to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, is set forth on page 1.
The Company provides different measures of the return on stockholders' equity (“ROE”). ROE (core earnings last twelve months to stockholders' equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to stockholders' equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. The Company provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Company excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. ROE (net income last twelve months to stockholders' equity, including AOCI) is the most directly comparable U.S. GAAP measure.
Written premium is a statutory accounting financial measure used by the Company as an important indicator of the operating performance of the Company's Commercial Lines and Personal Lines operations. Because written premium represents the amount of premiums charged for policies issued, net of reinsurance, during a fiscal period, the Company believes it is useful to investors because it reflects current trends in the Company's sale of property and casualty insurance products. Earned premium, the most directly comparable U.S. GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premium and earned premium is attributable to the change in unearned premium reserves. A reconciliation of written premium to earned premium for Commercial Lines and Personal Lines is set forth on pages 11 and 14, respectively.
The Company evaluates profitability of the P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's pricing and underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Company believes that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. A reconciliation of underwriting gain (loss) to net income for the Company's P&C businesses is set forth on page 9.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
After-tax core earnings margin, excluding buyouts, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. After-tax margin (not presented herein) is the most directly comparable U.S. GAAP measure. The Company believes that after-tax core earnings margin, excluding buyouts, provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts. After-tax core earnings margin, excluding buyouts, should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both after-tax core earnings margin, excluding buyouts, and after-tax margin when reviewing performance. After-tax core earnings margin, excluding buyouts is calculated by dividing core earnings excluding buyout by revenues excluding buyouts and realized gains (losses).
Return on Assets ("ROA"), core earnings, is a non-GAAP financial measure that the Company uses to evaluate the Mutual Funds and Talcott Resolution (Individual Annuity) segments' operating performance. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of these businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Company's performance.